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              EXECUTIVE INCENTIVE COMPENSATION PLAN
                     FOR CORPORATE EXECUTIVES


    This document constitutes and sets forth the terms of The
May Department Stores Company Executive Incentive Compensation
Plan for Corporate Executives.


    Section 1.  Purposes of the Plan.   The purposes of the Plan
are (i) to provide a means to attract, retain and motivate talented personnel and (ii) to provide to participating management employees added incentive for high levels of performance and for additional effort to improve the Company's financial performance. Payments of awards under this Plan are intended to qualify for tax deductibility under the provisions of
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Notwithstanding any other provisions of this Plan, if any decision must be made before a specified date in order for payments to qualify for such tax deductibility under the tax rules in effect from time to time, then such decision is to be made before such date.

    Section 2.  Definitions.   Whenever used herein, the
following terms shall have the following meanings:

           (a) "Annual Award" means, for a Participant for a Fiscal Year, the product of the Participant's Minimum Annual
    Compensation for such Fiscal Year multiplied by the aggregate of:

                     (i) the Participant's Annual EPS Factor for such Fiscal Year, plus

                     (ii) the Participant's Annual RONA Factor for such Fiscal Year.

           (b) "Annual EPS Factor" means, for a Participant for a Fiscal Year

              (1) if actual EPS Growth for such Fiscal Year equals or exceeds the Participant's Threshold Annual EPS Growth
       Objective for such Fiscal Year but is less than the Participant's Target Annual EPS Growth Objective for such
       Fiscal Year,

                      (i) seven and one-half percent (up to fifteen percent for the Chairman of the Board or the Chief Executive Officer), plus

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                      (ii) seven and one-half percent (up to fifteen
                      percent for the Chairman of the Board or the Chief Executive Officer) multiplied by a fraction (not less than zero and not greater than one), the numerator of which is the actual EPS Growth for such Fiscal Year less the Participant's Threshold Annual EPS Growth Objective for such Fiscal Year and the denominator of which is the Participant's Target Annual EPS Growth Objective for such Fiscal Year less the Participant's Threshold Annual EPS Growth Objective for such Fiscal Year; or

              (2) if actual EPS Growth for such Fiscal Year equals or exceeds the Participant's Target Annual EPS Growth
       Objective for such Fiscal Year but is less than the Participant's Maximum Annual EPS Growth Objective for such Fiscal Year,

                      (i) fifteen percent (up to thirty percent for the Chairman of the Board or the Chief Executive Officer), plus

                      (ii) seven and one-half percent (up to fifteen percent for the Chairman of the Board or the Chief Executive Officer) multiplied by a fraction (not less than zero and not greater than one), the numerator of which is the actual EPS Growth for such Fiscal Year less the Participant's Target Annual EPS Growth Objective for such Fiscal Year and the denominator of which is the Participant's Maximum Annual EPS Growth Objective for such Fiscal Year less the Participant's Target Annual EPS Growth Objective for such Fiscal Year; or

              (3) if actual EPS Growth for such Fiscal Year equals or exceeds the Participant's Maximum Annual EPS Growth
       Objective for such Fiscal Year, twenty-two and one-half percent (up to forty-five percent for the Chairman of the Board or the Chief Executive Officer);

       provided, however,

                      (1) that the Annual EPS Factor shall be subject to adjustment as provided in Section 6(b); and

                      (2) that the percentages referred to in this
           definition may be adjusted by the Committee as
           provided in Section 4(b).
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           (c) "Annual RONA Factor" means, for a Participant for a
    Fiscal Year

              (1) if actual RONA for such Fiscal Year equals or exceeds the Participant's Threshold Annual RONA Objective for such Fiscal Year but is less than the Participant's
       Target Annual RONA Objective for such Fiscal Year,

                       (i) seven and one-half percent (up to fifteen percent for the Chairman of the Board or the Chief Executive Officer), plus

                      (ii) seven and one-half percent (up to fifteen percent for the Chairman of the Board or Chief Executive Officer) multiplied by a fraction (not less than zero and not greater than one), the numerator of which is the actual RONA for such Fiscal Year less the Participant's Threshold Annual RONA Objective for such Fiscal Year and the denominator of which is the Participant's Target Annual RONA Objective for such Fiscal Year less the Participant's Threshold Annual RONA Objective for such Fiscal Year; or

              (2) if actual RONA for such Fiscal Year equals or exceeds the Participant's Target Annual RONA Objective for such Fiscal Year but is less than the Participant's
       Maximum Annual RONA Objective for such Fiscal Year,

                      (i) fifteen percent (up to thirty percent for the Chairman of the Board or the Chief Executive Officer), plus

                      (ii) seven and one-half percent (up to fifteen percent for the Chairman of the Board or Chief Executive Officer) multiplied by a fraction (not less than zero and not greater than one), the numerator of which is the actual RONA for such Fiscal Year less the Participant's Target Annual RONA Objective for such Fiscal Year and the denominator of which is the Participant's Maximum Annual RONA Objective for such Fiscal Year less the Participant's Target Annual RONA Objective for such Fiscal Year; or

              (3) if actual RONA for such Fiscal Year equals or exceeds the Participant's Maximum Annual RONA Objective for such Fiscal Year, twenty-two and one-half percent (up to forty-five percent for the Chairman of the Board or the Chief Executive Officer);
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        provided, however,

                      (1) that the Annual RONA Factor shall be subject to adjustment as provided in Section 6(b); and

                      (2) that the percentages referred to in this definition may be adjusted by the Committee as provided in Section 4(b).

           (d) "Average Annual Compensation" means, for a Long-Term Performance Period, the Participant's average annual salary rate during such period, determined on a monthly basis, or such lesser amount as the Participant and the Company shall agree to, in writing.

           (e) "Board" means the Board of Directors of the Company.

           (f) "Committee" means a committee designated by the Board, which shall consist of not less than three members of the Board who shall be appointed by and serve at the pleasure of the Board and who shall be "outside" directors within the meaning of Section 162(m) of the Code.

           (g) "Company" means The May Department Stores Company, a Delaware corporation.1

           (h) "Disability" means the inability of a Participant to perform the normal duties of the Participant's regular occupation.

           (i) "EPS Growth" means (i) for a Fiscal Year, the annual growth rate in EPS measured from the immediately preceding Fiscal Year; and (ii) for a Long-Term Performance Period, the compound annual growth rate in EPS measured from the Fiscal Year immediately preceding the Long-Term Performance Period to the last Fiscal Year in the Long-Term Performance Period. For purposes of this definition, "EPS" for a Fiscal Year means the Company's EPS for such Fiscal Year as reported in the Company's annual report to its shareholders for the year of determination (or, in the event that such



     1 The definition of "Company" was amended on May 24, 1996 to reflect the reincorporation of the company from New York to Delaware pursuant to a statutory share exchange approved by shareowners on May 24, 1996.

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    item is not included in such annual report, such comparable figure as may be determined by the Committee) adjusted by the Company's independent certified public accountants to exclude such non-recurring or extraordinary items as the Committee shall determine are not representative of the on-going operations of the Company.

           (j) "Fiscal Year" means the fiscal year of the Company.

           (k) "Long-Term Award" means, for a Participant for a Long-Term Performance Period, the product of the Participant's Average Annual Compensation for such period multiplied by the aggregate of:

                      (i) the Participant's Long-Term EPS Factor for such period, plus

                      (ii) the Participant's Long-Term RONA Factor for such period as such product is adjusted in accordance with Section 5(b) of the Plan.

           (l) "Long -Term EPS Factor" means, for a Participant for a Long-Term Performance Period,

              (1) if actual EPS Growth for such period equals or exceeds the Participant's Threshold Long-Term EPS Growth
       Objective for such period but is less than the Participant's Target Long-Term EPS Growth Objective for such period,

                      (i) five percent (up to ten percent for the Chairman of the Board or the Chief Executive Officer), plus

                      (ii) five percent (up to ten percent for the Chairman of the Board or the Chief Executive Officer) multiplied by a fraction (not less than zero and not greater than one), the numerator of which is the actual EPS Growth for such period less the Participant's Threshold Long-Term EPS Growth Objective for such period and the denominator of which is the Participant's Target Long-Term EPS Growth Objective for such period less the Participant's Threshold Long-Term EPS Growth Objective for such period; or


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              (2)  if actual EPS Growth for such period equals or
       exceeds the Participant's Target Long-Term EPS Growth
       Objective for such period but is less than the Participant's Maximum Long-Term EPS Growth Objective for such period,

                      (i) ten percent (up to twenty percent for the Chairman of the Board or the Chief Executive Officer), plus

                      (ii) five percent (up to ten percent for the Chairman of the Board or the Chief Executive Officer) multiplied by a fraction (not less than zero and not greater than one), the numerator of which is the actual EPS Growth for such period less the Participant's Target Long-Term EPS Growth Objective for such period and the denominator of which is the Participant's Maximum Long-Term EPS Growth Objective for such period less the Participant's Target Long-Term EPS Growth Objective for such period; or

              (3) if actual EPS Growth for such period equals or exceeds the Participant's Maximum Long-Term EPS Growth
       Objective for such period, fifteen percent (up to thirty percent for the Chairman of the Board or the Chief
       Executive Officer);

    provided, however, that the Long-Term EPS Factor shall be subject to adjustment as provided in Section 6(b).

           (m) "Long-Term Performance Period" means three consecutive Fiscal Years.

           (n) "Long-Term RONA Factor" means, for a Participant for a Long-Term Performance Period

              (1) if actual RONA for such period equals or exceeds the Participant's Threshold Long-Term RONA Objective for such period but is less than the Participant's Target Long-
       Term RONA Objective for such period,

                      (i) five percent (up to ten percent for the Chairman of the Board or the Chief Executive Officer), plus

                      (ii) five percent (up to ten percent for the Chairman of the Board or the Chief Executive Officer) multiplied by a fraction (not less than zero and not

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                      greater than one), the numerator of which is the
                      actual RONA for such period less the Participant's Threshold Long-Term RONA Objective for such period and the denominator of which is the Participant's Target Long-Term RONA Objective for such period less the Participant's Threshold Long-Term RONA Objective for such period; or

              (2) if actual RONA for such period equals or exceeds the Participant's Target Long-Term RONA Objective for such period but is less than the Participant's Maximum Long-
       Term RONA Objective for such period,

                      (i) ten percent (up to twenty percent for the Chairman of the Board or the Chief Executive Officer), plus

                      (ii) five percent (up to ten percent for the Chairman of the Board or the Chief Executive Officer) multiplied by a fraction (not less than zero and not greater than one), the numerator of which is the actual RONA for such period less the Participant's Target Long-Term RONA Objective for such period and the denominator of which is the Participant's Maximum Long-Term RONA Objective for such period less the Participant's Target Long-Term RONA Objective for such period; or

              (3) if actual RONA for such period equals or exceeds the Participant's Maximum Long-Term RONA Objective for such period, fifteen percent (up to thirty percent for the Chairman of the Board or the Chief Executive Officer);

    provided, however, that the Long-Term RONA Factor shall be subject to adjustment as provided in Section 6(b).

           (o) "Market Value" means the average closing price of the Stock on the New York Stock Exchange, Inc. during the month of February of the year specified.

           (p) "Minimum Annual Compensation" means, for a Fiscal
    Year, the Participant's rate of minimum annual salary on the first day of the fiscal month of November in the Fiscal
    Year.

           (q) "Participant" means an individual who has been designated to participate in the Plan in accordance with
    Section 3 of the Plan.
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           (r) "Plan" mean The May Department Stores Company
    Executive Incentive Compensation Plan for Corporate
    Executives.

           (s) "Relative Performance Rank" means, for a Fiscal Year or for a Long-Term Performance Period, the relative rank of the Company (as among the Company and a group of competitors designated by the Committee) based on the EPS Growth and RONA, respectively, of all such corporations for such corporations' comparable fiscal periods, as determined by the Committee. Relative Performance Rank shall be determined based on data provided by the Company's independent certified public accountants from publicly available information about all such corporations, and adjusted by such independent certified public accountants for comparability (adjustments for LIFO, major non-recurring transactions, etc.) subject to the direction and approval of the Committee. The competitors designated by the Committee for the 1994 Fiscal Year and for the Long-Term Performance Period commencing in 1994 are Dayton-Hudson Company, Dillard Department Stores, J.C. Penney, Melville Stores, Mercantile Stores and Nordstrom. The Committee may change the number of competitors or corporations included in the group when, as a result of extraordinary or unforeseen events, it is no longer appropriate for a particular corporation to be included in the competitor group (such as when one of the group ceases operations, merges with another corporation, files for bankruptcy protection or significantly changes the nature of its business).2 3




_____________________

     2 March 15, 1996: The Committee changed the competitor group to drop Melville and to add Sears for Fiscal Years and Long-Term Performance Periods ending after March 15, 1996. Melville had announced its planned restructuring; the Company had announced its planned spin-off of Payless; Sears was more closely positioned to the Company in the marketplace.

     3 November 20, 1998: The Committee changed the competitor group to drop Mercantile Stores and to add Federated Department Stores and Kohl's for Fiscal Years and Long-Term Performance Periods ending after November 20, 1998. Mercantile Stores was acquired by other retailers in the fall of 1998.

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           (t) "Retirement" means, as to a Participant, retirement
    as that word is defined in any retirement plan sponsored by the Company or any Subsidiary which is applicable to such Participant.

           (u) "RONA" means (i) for a Fiscal Year, the Company's return on beginning net assets for such Fiscal Year as reported in the Company's annual report to its shareowners for the year of determination (or, in the event that such item is not included in such annual report, such comparable figure as may be determined by the Committee) adjusted by the Company's independent certified public accountants to exclude such non-recurring or extraordinary items as the Committee shall determine are not representative of the ongoing operations of the Company; and (ii) for a Long-Term Performance Period, the sum of the RONA for each Fiscal Year in the Long-Term Performance Period divided by three.

           (v) "Stock" means the common stock of the Company.

           (w) "Subsidiary" means a subsidiary corporation of the Company within the meaning of Section 425(f) of Code.

           (x) The terms "Maximum Annual EPS Growth Objective," "Maximum Long-Term EPS Growth Objective," "Target Annual EPS Growth Objective," "Target Long-Term EPS Growth Objective," "Threshold Annual EPS Growth Objective," "Threshold Long-Term EPS Growth Objective," "Maximum Annual RONA Objective," "Maximum Long-Term RONA Objective," "Target Annual RONA Objective," "Target Long-Term RONA Objective," "Threshold Annual RONA Objective" and "Threshold Long-Term RONA Objective" shall mean the respective objectives determined by the Committee for each Participant pursuant to Section 7 of the Plan.

    Section 3.  Eligibility.   Management employees of the
Company and its Subsidiaries shall be eligible to participate in the Plan. The Committee may, in its sole discretion, designate any such individual as a Participant for a particular Fiscal Year and/or for a particular Long-Term Performance Period before the end of such Fiscal Year and Long-Term Performance Period, respectively. Designation of an individual as a Participant for any period shall not require designation of such individual as a Participant in any other period, and designation of one individual as a Participant shall not require designation of any other individual as a Participant in such period or in any other period.

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    Section 4.  Annual Award.   (a) Subject to the other
provisions of the Plan, a Participant for a Fiscal Year who is designated as such for an entire Fiscal Year shall be entitled to an Annual Award for such Fiscal Year. Subject to the other provisions of the Plan, a Participant for a Fiscal Year who is designated as such for less than an entire Fiscal Year shall be entitled to a reduced Annual Award for such Fiscal Year equal to the Annual Award for such Fiscal Year multiplied by a fraction, the numerator of which shall be the number of complete fiscal months between (i) the first day of the fiscal month in which occurs the date as of which the Participant was so designated and
(ii) the end of such Fiscal Year and the denominator of which shall be twelve.

    (b) The Committee may change the percentages referred to in the definitions of "Annual EPS Factor" and "Annual RONA Factor" for any Fiscal Year, provided that the maximum Annual Award which may be paid under such different percentages may not be greater than 45% (90% for the Chairman of the Board or the Chief Executive Officer) of the Participant's Minimum Annual Compensation for such Fiscal Year.

    (c) Notwithstanding any other provision of the Plan, the maximum dollar amount of any Annual Award for any Participant for any Fiscal Year shall not exceed $2,000,000.

    Section 5.  Long-Term Award.   (a) Subject to the other
provisions of the Plan, a Participant for a Long-Term Performance Period who is designated as such for an entire Long-Term Performance Period shall be entitled to a Long-Term Award for such period. Subject to the other provisions of the Plan, a Participant for a Long-Term Performance Period who is designated as such for less than an entire Long-Term Performance Period shall be entitled to a reduced Long-Term Award for such period equal to the Long-Term Award for such period multiplied by a fraction, the numerator of which shall be the number of complete fiscal months between (i) the first day of the fiscal month in which occurs the date as of which the Participant was so designated and (ii) the end of such Long-Term Performance Period and the denominator of which shall be thirty-six.

    (b) The Long-Term Award otherwise payable pursuant to
Section 5(a) of the Plan for a Long-Term Performance Period shall be adjusted by multiplying such Long-Term Award by a percentage equal to a fraction, the numerator of which shall be the Market Value of the Stock in February of the calendar year in which such Long-Term Performance Period ends and the denominator of which

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shall be the Market Value of the Stock in February of the
calendar year in which such Long-Term Performance Period begins;
provided, however, that such percentage shall in no event be greater than one hundred fifty percent nor less than seventy-five percent.

    (c) Notwithstanding any other provision of the Plan, the maximum dollar amount of any Long-Term Award for any Participant for any Long-Term Performance Period shall not exceed $2,000,000.

    Section 6.  Adjustments.   (a)  Discretionary Adjustment of
Awards. In the event that the Committee determines, in its absolute discretion, that an Annual Award or a Long-Term Award payable to a Participant in accordance with the other terms of the Plan should be adjusted, upwards or downwards, based on all the facts and circumstances known to the Committee at the time, then, the Committee may, in its sole and absolute discretion, increase or decrease any such Annual Award or Long-Term Award to such amount as it determines; provided, however, that the Committee may not adjust upwards any Annual Award or Long-Term Award of any Participant who is a "covered employee" (as defined in Section 162 (m) of the Code and the regulations thereunder) with respect to the particular performance period for which the Annual Award or Long-Term Award is being granted.

    (b) Adjustment for Relative Rank. A Participant's Annual EPS Factor, Annual RONA Factor, Long-Term EPS Factor and Long-Term RONA Factor shall be adjusted in the following manner based upon the number of competitors in the group of competitors used to determine the Company's Relative Performance Rank and the Company's Relative Performance Rank therein:

    Number of Competitor Companies (not including the Company)

                              10    9    8    7    6    5    4
Factor will be no less than
  "Target" if the Company's  1st- 1st- 1st- 1st- 1st- 1st- 1st-
  rank is:                    3rd  3rd  3rd  2nd  2nd  2nd  2nd

Factor will be no less than
  "Threshold" if the
      Company's              4th- 4th- 4th- 3rd- 3rd- 3rd- 3rd -
  rank is:                    6th  6th  6th  4th  4th  4th  4th

Factor will be no higher than
  "Threshold" if the
      Company's              9th- 8th- 7th- 7th- 6th- 5th- 5th
  rank is:                   11th 10th 9th  8th  7th  6th
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  Section 7.  Annual and Long-Term Targets.   Threshold, target
and maximum annual and long-term objectives with respect to EPS Growth and with respect to RONA shall be determined by the Committee as soon as practicable prior to the commencement of each Fiscal Year and each Long-Term Performance Period for each Participant or within the period permitted by applicable law.
The Committee shall cause the respective objectives for each Participant to be provided to such Participant as soon thereafter as practicable. Such objectives shall remain in effect for the entire Fiscal Year or Long-Term Performance Period, as appropriate.

  Section 8.  Payment of Awards.   (a) Annual Awards for a
Fiscal Year shall be payable in cash within three months after the close of such Fiscal Year or as soon thereafter as practicable.

  (b) Long-Term Awards for a Long-Term Performance Period shall be payable in cash within three months after the close of such Long-Term Performance Period or as soon thereafter as practicable.

  (c) A Participant may elect to defer all or a portion of an award by making such election under the Deferred Compensation Plan with respect to such award. Such election must be made not later than December 31 of the calendar year preceding the commencement of the Fiscal Year or Long-Term Performance Period, as appropriate.

  (d) The Company shall have the right to deduct any sums that federal, state or local tax laws require to be withheld with respect to any payment of awards.

  (e) Before any award is paid to a Participant who is a "covered employee" (as defined in Section 162(m) of the Code and the regulations thereunder), the Committee shall certify in writing that the material terms of the Plan have been satisfied.

  Section 9.  Termination of Employment.

  (a) Death or Disability. In the event of either the death or Disability of the Participant while employed (a "Section 9(a)
Event"), the Participant shall be entitled to the following:

            (i) An Annual Award with respect to the Fiscal Year in which the Section 9(a) Event occurs equal to the Annual Award otherwise payable (if any) for that Fiscal Year,

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            prorated to the end of the fiscal month in which such
            Section 9(a) Event occurs; and

            (ii) A Long-Term Award with respect to each Long-Term Performance Period which includes the Fiscal Year of the
            Section 9(a) Event; provided, however, that for purposes of this Section 9(a)(ii) the Long-Term Award for any Long-Term Performance Period (1) shall be determined at the end of the Fiscal Year in which the Section 9(a) Event occurs,
            (2) shall be determined (and averages used in that determination shall be calculated) based only on the Fiscal Year and any preceding Fiscal Years otherwise included in the Long-Term Performance Period and (3) shall be prorated to the end of the fiscal month in which the
            Section 9(a) Event occurs.

  (b) Retirement.

            (i) In the event of the Retirement of the Participant with the written consent of the Company, such event shall be deemed to be a Section 9(a) Event, and the Participant shall be entitled to an Annual Award and to a Long-Term Award as provided in Section 9(a).

            (ii) In the event of the Retirement of the Participant without the consent of the Company (a "Section 9(b)(ii) Event"), the Participant shall be entitled to the following:

                    (1) An Annual Award with respect to the Fiscal Year in which the Section 9(b)(ii) Event occurs equal to the Annual Award otherwise payable (if any) for the Fiscal Year, prorated to the end of the fiscal month in which the Section 9(b)(ii) Event occurs; and

                    (2) No Long-Term Award following the Section 9(b)(ii) Event. The Participant shall forfeit any right or entitlement to any award with respect to any Long-Term Performance Period which has not been completed on the date of the Section 9(b)(ii) Event. Any Long-Term Award for a period which ended prior to the Section 9(b)(ii) Event shall remain unaffected.

  (c) Termination of Employment.

            (i) In the event of the termination of employment of the Participant not covered by Sections 9(a) or 9(b) above

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            which occurs at the end of the term of the Participant's
            then-current written employment agreement (if any) with the Company or Subsidiary, or in the event of such a termination of a Participant who has no current written employment agreement with the Company or Subsidiary, such event shall be deemed to be a Section 9(b)(ii) Event, and the Participant shall be entitled to an Annual Award (but not to a Long-Term Award) as provided in Section 9(b)(ii).

            (ii) In the event of the termination of employment of the Participant not covered by Sections 9(a) or 9(b) above before the end of the term of the Participant's then-current written employment agreement (if any) with the Company or Subsidiary, with the written consent of the Company (a "Section 9(c)(ii) Event"), the Participant shall be entitled to the following:

                    (1) An Annual Award with respect to the Fiscal Year in which the Section 9(c)(ii) Event occurs equal to the actual award otherwise payable for the Fiscal Year (if any); provided, however, that in the event that the term of the Participant's then-current employment agreement is due to expire during that Fiscal Year, then the Annual Award shall be prorated to the end of the fiscal month in which such term is due to expire; and

                    (2) A Long-Term Award with respect to each Long-Term Performance Period which includes the Fiscal Year of the 9(c)(ii) Event equal to the Long-Term Award otherwise payable with respect to each Long-Term Performance Period; provided, however, that in the event that the term of the Participant's then-current employment agreement (if any) with the Company is otherwise due to expire during any such period, then the Long-Term Award with respect to such period shall be prorated to the end of the calendar month in which such term is due to expire.

            (iii) In the event of the termination of employment of the Participant not otherwise covered by this Section 9 before the end of the term of the then-current written employment agreement (if any) with the Company or Subsidiary, without the written consent of the Company, the Participant shall not be entitled to any Annual Award or to any Long-Term Award with respect to any Fiscal Year or Long-Term Performance Period which has not been completed as of the

                                14
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            date of such termination of employment.  The Participant
            shall forfeit any right or interest in any award for any such Fiscal Year or Long-Term Performance Period. Annual Awards and Long-Term Awards with respect to Fiscal Years and Long-Term Performance Periods which ended prior to the date of such termination of employment shall remain unaffected.

  (d) For purposes of this Section 9, the term "written consent of the Company" shall refer to an express written consent of the Company, duly executed by the Company, which, by its own terms, expressly refers to this Section 9 of the Plan.

  Section 10. Transfers and Changes in Responsibilities.   In
the event that (i) the duties of a Participant change and the Participant becomes eligible to participate in another bonus plan of the Company, or (ii) the duties of an employee who is a participant in another bonus plan of the Company change and the employee is newly designated by the Committee as a Participant in this Plan, then the maximum amount that such Participant would be entitled to receive under the Plan shall be

    (1) the Annual Award determined in accordance with the provisions of the Plan with respect to the entire Fiscal Year in which such event occurred; and

    (2)  a Long-Term Award with respect to each Long-Term
  Performance Period which has commenced at the time of the event, determined in accordance with the provisions of the Plan,

subject, in all events, to the Committee's right to adjust such awards in accordance with and subject to the restrictions set forth in Section 6(a), in its absolute discretion, which may be exercised in such a way that the Committee deems fair and equitable based on the performance of Participant while participating in the other bonus plan of the Company.

  Section 11.  Rights of Participants and Beneficiaries.   (a)
Nothing contained in the Plan shall confer upon any Participant any right to continue in the employ of the Company or constitute any contract or agreement of employment or interfere in any way with the right of the Company to terminate or change the conditions of employment.

  (b) The Company shall pay all amounts payable hereunder only to the Participant or his or her personal representatives. In

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the event of the death of a Participant, payments of all amounts otherwise due to the Participant under the Plan shall be made to the Participant's beneficiary at the time of death under the Company Paid Life Plan of The May Department Stores Company or to such other beneficiary as the Participant shall have designated, in writing, for purposes of this Plan on a form provided by the Company.

  (c) Subject to the provisions of Section 11(d), rights to payments under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, levy or charge, and any attempt to do so shall be void; nor shall any such amounts be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant or his or her beneficiaries.

  (d) Nothing in this Section 11 shall prohibit the personal representatives of a Participant from designating that any amount that would otherwise be distributed to the Participant's estate should be distributed in accordance with the terms of the Participant's last will and testament or pursuant to the laws of descent and distribution.

  Section 12.  Unfunded Character of the Plan.   The right of a
Participant to receive any Annual Award or Long-Term Award hereunder shall be an unsecured claim against the general assets of the Company. Nothing in the Plan shall require the Company to invest any amounts in Stock or in any other medium.

  Section 13.  Changes in Capital Structure.   In the event that
there is any change in the Stock through merger, consolidation, reorganization, recapitalization, spin-off or otherwise, or if there shall be any dividend on the Stock, payable in such Stock, or if there shall be a stock split or combination of shares, then the fraction provided for in Section 5(b) of the Plan shall be adjusted by the Committee as it deems desirable, in its absolute discretion, to prevent dilution or enlargement of the rights of Participants. The issuance of Stock for consideration and the issuance of Stock rights shall not be considered a change in the Company's capital structure.

  Section 14.  Amendment or Termination.   The Committee may, by
resolution, amend or terminate the Plan at any time. Any amendment necessary to bring the Plan into compliance with
Section 162(m) of the Code and any regulations thereunder shall not require shareowner approval and the effectiveness of such amendment shall be as of the effective date of the provision in

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Section 162(m) of the Code or regulations thereunder giving rise to the amendment. However, (i) shareowner approval shall be sought for any changes to the Plan which would require shareowner approval under Section 162(m) of the Code and (ii) except as provided in the preceding sentence, the Committee may not, without the consent of the Participant, amend or terminate the Plan in such a manner as to affect adversely any Annual Award or Long-Term Award which would have been payable, based on the terms of the Plan immediately prior to any such amendment or termination, for any Fiscal Year or Long-Term Performance Period which has already commenced as of the effective date of the amendment or termination.




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